UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

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APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-25809	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 220, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by Apollo Medical Holdings, Inc. (the “Company” or “Apollo”), with the Securities and Exchange Commission (the “SEC”) on August 13, 2014 (the “Initial Form 8-K”) to include the consolidated financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K that were not available at the time of the filing of the Initial Form 8-K and are required to be filed by amendment no later than 71 calendar days after the Initial Form 8-K was required to be filed with the SEC. Such financial statements and pro forma financial information are required as a result of Apollo’s July 22, 2014 (“Closing Date”) acquisition of Southern California Heart Centers, A Medical Corporation, a medical group that provides professional medical services in Los Angeles County, California (“SCHC”) pursuant to the terms of that certain Stock Purchase Agreement (the “Purchase Agreement”) dated July 21, 2014, by and among SCHC, the shareholders of SCHC (the “Sellers”) and a Company affiliate, SCHC Acquisition, A Medical Corporation (“Affiliate”), solely owned by Dr. Warren Hosseinion, Apollo’s Chief Executive Officer which was filed with the SEC on August 14, 2014 as Exhibit 2.1 to Apollo’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and is incorporated herein by reference. The acquisition was funded by an intercompany loan from Apollo Medical Management, Inc. (“AMM”), a wholly-owned subsidiary of the Company (which also provided an indemnity in favor of one of the Sellers relating to certain indebtedness of SCHC that remained outstanding following the closing of the acquisition) contemporaneously entered into a management services agreement with the Affiliate. As a result of the Affiliate’s merger with and into SCHC on the Closing Date, SCHC became the counterparty to this management services agreement and is bound by its terms. AMM will manage all non-medical services for SCHC and will have exclusive authority over all non-medical decision making related to the ongoing business operations of SCHC. Accordingly, AMM is the primary beneficiary of SCHC, and its financial statements of SCHC will be consolidated as a variable interest entity with those of the Company from Closing Date. Accordingly, the Company was the accounting acquirer for purposes of this transaction (“Purchaser”).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of SCHC required by Item 9.01(a) of Form 8-K are filed herewith as Exhibit 99.1 and incorporated by reference in this Item 9.01(a).

(b)	Unaudited Pro Forma Condensed Financial Information

On July 22, 2014, Apollo completed the acquisition of SCHC pursuant to the terms of the Purchase Agreement.

The unaudited pro forma condensed consolidated financial statements presented below are based on, and should be read in conjunction with:

•

Apollo’s historical financial statements and related notes thereto contained in its Annual Report on Form 10-K for the year ended January 31, 2014 filed with the SEC on May 8, 2014 (Apollo subsequently changed its fiscal year end to March 31);

•	Apollo’s historical financial statements and related notes thereto contained in its Quarterly Report on Form 10-QT for the two months ended March 31, 2014 filed with the SEC on July 8, 2014;

•	Apollo’s historical financial statements and related notes thereto contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 filed with the SEC on August 14, 2014.

The pro forma financial information of the Company required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.2 and incorporated by reference in this Item 9.01(b).

Exhibit No.	Description

99.1	Audited Financial Statements of SCHC as of and for the years ended December 31, 2013 and 2012

99.2

Unaudited Pro Forma Condensed Consolidated Statement of Operation of the Company and SCHC for the year ended January 31, 2014 and Unaudited Pro Forma Condensd Balance Sheet and Statement of Operations as of and for the period from April 1, 2014 to June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6 , 2014	APOLLO MEDICAL HOLDINGS, INC.

	By:	/s/ Mitchell R. Creem
Mitchell R. Creem
Chief Financial Officer